Exhibit 10.1

Execution Version

LIMITED WAIVER AND AMENDMENT

This LIMITED WAIVER AND AMENDMENT, dated as of March 26, 2026 (this “Waiver and Amendment”), relates to that certain Income Tax Receivable Agreement dated as of September 29, 2021, by and among Olaplex Holdings, Inc., a Delaware corporation (the “Corporation”), and the parties listed on Annex A thereto (the “TRA Parties”) (such agreement, as amended, modified, waived, supplemented or restated from time to time, the “Agreement”), and is entered into by and among the Corporation, certain of the TRA Parties (the “TRA Waiving Parties”) and Penelope Group Holdings GP, LLC, as representative of the TRA Parties (the “TRA Representative”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement.

RECITALS

WHEREAS, the parties hereto are parties to the Agreement; and

WHEREAS, pursuant to Section 4.01(d) of the Agreement, in the event of a Change of Control all obligations under the Agreement shall accelerate, and such obligations shall (except as otherwise provided in Section 4.01(d) of the Agreement) be calculated and finalized pursuant to ARTICLE IV of the Agreement as if an Early Termination Notice had been delivered on the date of the Change of Control and shall include (1) the Early Termination Payment calculated as if an Early Termination Notice had been delivered on the effective date of the Change of Control; (2) any Tax Benefit Payment agreed to by the Corporation and the TRA Representative as due and payable but as yet unpaid (except to the extent that such amount is included in the Early Termination Payment); and (3) any Tax Benefit Payment due for the Taxable Year ending prior to, with or including such date (except to the extent that such amount is included in the Early Termination Payment) (the “Change of Control Payment”); and

WHEREAS, substantially concurrently to the execution of this Waiver and Amendment, the Corporation is entering into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Corporation, Henkel US Operations Corporation, a Delaware corporation (“Parent”), and Margot Acquisition Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of certain conditions and on the terms set forth therein, Merger Sub will merge (the “Merger”) with and into the Corporation, with the Corporation continuing as the surviving corporation and a wholly owned Subsidiary of Parent, and this Waiver and Amendment shall be effective upon the execution and delivery of the Merger Agreement by all parties thereto (the “Waiver Effective Time”); and

WHEREAS, the TRA Waiving Parties desire to waive, effective as of the Waiver Effective Time, any and all remaining payments that have accrued or may become due and payable to such TRA Waiving Parties under the Agreement, in accordance with the terms of the Agreement and this Waiver and Amendment;

WHEREAS, the Corporation and the TRA Representative desire to amend the Agreement as set forth in this Waiver and Amendment to provide that the Agreement will automatically terminate upon the Corporation’s payment of the amounts set forth in Schedule A to this Waiver and Amendment to each Person listed on Schedule A to this Waiver and Amendment (which are all of the TRA Parties who would be entitled to a Change of Control Payment under the Agreement, except for the TRA Waiving Parties); and

WHEREAS, pursuant to Section 7.06(c) of the Agreement, no provision of the Agreement may be amended or waived unless such amendment or waiver is approved in writing by the Corporation and the TRA Representative; and

WHEREAS, this Waiver and Amendment is effective pursuant to Section 7.06(c) of the Agreement.

NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. WAIVER AND AMENDMENT.

(a) Subject to the terms and conditions of this Agreement, including Sections 1(e) and Section 4(a) hereof, from and after the Waiver Effective Time, each of the undersigned TRA Waiving Parties hereby irrevocably waives any and all of its rights to receive any payments under the Agreement, whether owed by the Corporation prior to, as of, or following the date hereof.

(b) Effective as of the date hereof, the Agreement is hereby amended by inserting a new Section 4.01(f) (as set forth below) into the Agreement (it being understood and agreed that if the Merger Agreement is terminated pursuant to its terms, this Section 1 of this Waiver and Amendment shall be null and void ab initio and of no force or effect and the Agreement shall continue in full force and effect as if this Waiver and Amendment had never been executed):

“(f) Notwithstanding anything herein to the contrary but subject to the terms of the Waiver and Amendment (as defined below), this Agreement shall automatically terminate in its entirety and the Corporation, the TRA Representative, the TRA Parties and any other party hereto shall have no further rights or obligations hereunder, including with respect to the payment of all or any portion of any Early Termination Payment or any other amounts owed pursuant to this Agreement, in each case, upon the effective time of the Merger without the taking of any further action by the Corporation or any other Person; provided that the Waiver and Amendment, the provisions thereof, including the obligation of the Corporation to pay each Non-Waiving TRA Party (as such term is defined in Section 1(d) of the Waiver and Amendment) such party’s respective Non-Waiving TRA Payment, and any Person’s rights or obligations thereunder shall expressly survive termination of this Agreement. For purposes of this Agreement: (x) the “Waiver and Amendment” shall mean that certain Limited Waiver and Amendment, dated as of March 26, 2026 by and among the Corporation, the TRA Parties, and Penelope Group Holdings GP, LLC, as representative of the TRA Parties, as amended, together with the schedules and exhibits thereto; (y) “Merger Agreement” shall mean that certain Agreement and Plan of Merger by and among the Corporation, Henkel US Operations Corporation, and Margot Acquisition Merger Sub, Inc.; and (z) “Merger” shall have the meaning set forth in the Merger Agreement. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, this Section 4.01 shall only take effect immediately prior to, and contingent upon the occurrence of, the effective time of the Merger under the Merger Agreement (it being understood that this Section 4.01 shall have no force or effect whatsoever unless and until immediately prior to the effective time of the Merger under the Merger Agreement). For the avoidance of doubt, if the Merger occurs, the effective time of the Merger and the closing of the transactions contemplated by the Merger Agreement shall not constitute a “Change of Control” for purposes of this Agreement (and Section 4.01(c) shall not apply in connection with the closing of the transactions contemplated by the Merger Agreement) and no Early Termination Payment or other amount otherwise payable under this Agreement shall be payable in connection with the effective time of the Merger and the closing of the transactions contemplated by the Merger Agreement or otherwise, except as set forth in Schedule A to the Waiver and Amendment.”

(c) The Corporation and the TRA Representative acknowledge and agree that the amendment of the Agreement pursuant to the foregoing Section 1(b), and the termination of the Agreement pursuant to the new Section 4.01(f) of the Agreement, shall not affect any party’s obligations under the remainder of this Waiver and Amendment.

(d) The Corporation, the undersigned TRA Waiving Parties and the TRA Representative agree that, from and after the Waiver Effective Time, no payments shall be payable to the TRA Waiving Parties and that the only amounts which shall be owed to any other TRA Party (each such other party, a “Non-Waiving TRA Party”) are those listed under Schedule A hereto (the “Non-Waiving TRA Payments”), and the Corporation shall pay to each Non-Waiving TRA Party such party’s respective Non-Waiving TRA Payment upon consummation of the Merger.

(e) If the Merger Agreement is terminated in accordance with its terms, Section 1 of this Waiver and Amendment shall be null and void ab initio and of no force or effect and all of the Corporation’s obligations under the Agreement shall continue in full force and effect as if this Waiver and Amendment had never been executed; provided, that automatically upon such termination and without the taking of any further action by the Corporation or any other Person, the Corporation shall as promptly as practicable make any payments and distributions under the Agreement that would have been then due but for the application of provisions of this Section 1.

(f) The Corporation and the TRA Representative agree that the Non-Waiving TRA Payments constitute the Non-Waiving TRA Parties share of any Early Termination Payments and Tax Benefit Payments owed in connection with the transactions contemplated by the Merger Agreement and the termination of the TRA, and the TRA Representative hereby agrees that it will not raise any objections with respect to the determination of such amounts.

(g) The terms of Section 6.02 of the Agreement (Consistency) shall apply with respect to the tax treatment of payments pursuant to or contemplated by Section 1 of this Amendment. The TRA Representative and the Corporation shall work in good faith (in a manner consistent with the principles and methodologies of the Agreement) to determine which payments are Compensatory Payments and which are Imputed Interest, and the parties: (a) will not take any position on a tax return inconsistent with the intended tax treatment described in Section 6.02 of the Agreement or this subsection (g), and (b) will not agree to settle any audit, examination, or other proceeding in a manner inconsistent with the intended tax treatment described in Section 6.02 of the Agreement or this subsection (g), in each case without the prior written consent of the Corporation (such consent not to be unreasonably withheld, conditioned or delayed). Upon written request of the TRA Representative, the Corporation will (i) provide the TRA Representative with a copy of the certificate which it is providing pursuant to Section 5.15 of the Merger Agreement, and (ii) use commercially reasonable efforts to provide the TRA Representative with such additional information and assistance as the TRA Representative may reasonably request in connection with tax reporting matters, including those relating to the payments contemplated by this Amendment; provided that the Corporation shall not be required to provide any information which it regards as confidential.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS WAIVED.

(a) This Waiver and Amendment shall be limited precisely as written and, except as specifically set forth above, shall not be deemed to be a waiver or modification or a suspension of compliance with any term or condition of the Agreement, or to prejudice any other right or rights that the TRA Parties may now or in the future have under or in connection with the Agreement. Subject to Section 1 hereof, the provisions of the Agreement shall remain in full force and effect. This Waiver and Amendment shall not constitute a novation of the Agreement, but shall constitute a waiver thereof. This Waiver and Amendment shall not be deemed to expressly or impliedly modify or supplement any provision of the Agreement other than as expressly set forth herein.

(b) The parties acknowledge and agree that the foregoing Section 1 shall not affect any party’s obligations under the remainder of this Waiver and Amendment. Each of the TRA Waiving Parties acknowledges and agrees that by entering into this Waiver and Amendment, it is expressly consenting that all payments owed to such TRA Waiving Parties pursuant to the Agreement shall be immediately suspended and shall terminate from and after the effective time of the Merger under the Merger Agreement, and from and after the effective time of the Merger under the Merger Agreement, no TRA Waiving Party shall be entitled to any further payment or other obligation under the Agreement.

SECTION 3. REPRESENTATIONS.

3.1	Each of the parties hereto represents and warrants as of the date of this Waiver and Amendment as follows:

(a) such party has the power and authority, and the legal right, to execute and deliver this Waiver and Amendment; and the execution, delivery and performance of this Waiver and Amendment have been duly authorized by such party by all necessary action (corporate and otherwise); and

(b) this Waiver and Amendment has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 4. MISCELLANEOUS.

(a) This Waiver and Amendment shall terminate and shall be null and void ab initio and of no force or effect in its entirety upon the termination of the Merger Agreement pursuant to its terms; provided, that the terms of Section 1(e) shall survive the termination of this Waiver and Amendment until the Corporation shall have made all payments required thereunder. In the event of a termination of this Waiver and Amendment pursuant to this Section 4, the Agreement shall remain in full force and effect in accordance with its terms (without giving effect to any provisions of this Waiver and Amendment including, without limitation, Section 1 hereof).

(b) The provisions of the Agreement set forth in Section 7.01 (Notices), Section 7.02 (Counterparts), Section 7.04 (Governing Law), Section 7.05 (Severability), Section 7.06 (Successors; Assignment; Amendments; Waivers) and Section 7.07 (Resolution of Disputes) of the Agreement are incorporated by reference herein, mutatis mutandis.

(c) Notwithstanding anything to the contrary in Section 7.06 of the Agreement, none of the TRA Parties, including the TRA Waiving Parties, may directly or indirectly assign all or any portion of such TRA Party’s interest in the Agreement or this Waiver and Amendment. Any such purported assignment shall be void ab initio.

(d) Notwithstanding anything to the contrary in the Agreement or this Waiver and Amendment, this Waiver and Amendment shall be binding upon and inure solely to the benefit of each of the parties hereto and their respective successors and permitted assigns, and nothing in this Waiver and Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Waiver and Amendment. Notwithstanding the foregoing, the parties hereto agree that, unless the Merger Agreement is terminated in accordance with its terms prior to the effective time of the Merger and the closing of the transactions contemplated thereby, Parent is an express third party beneficiary of this Waiver and Amendment and this Waiver and Amendment is enforceable by Parent in all respects. None of the provisions of this Waiver and Amendment may be amended, modified or otherwise adjusted, and this Waiver and Amendment may not be terminated or waived in any respect, by any party hereto without the prior written consent of Parent (which consent may be withheld by Parent in its sole discretion).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Olaplex Holdings, Inc:

By:	/s/ Amanda Baldwin
Name:	Amanda Baldwin
Title:	Chief Executive Officer

[Signature Page to Limited Waiver and Amendment]

IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Penelope Group Holdings GP, LLC, as TRA Representative:

By:
Advent International L.P., its Sole Member
Advent International GP, LLC, General Partner

By:	/s/ Neil Crawford
Name:	Neil Crawford
Title:	Senior Director, Fund Administration

[Signature Page to Limited Waiver and Amendment]

IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Advent International GPE IX Limited Partnership
Advent International GPE IX-B Limited Partnership
Advent International GPE IX-C Limited Partnership
Advent International GPE IX-F Limited Partnership
Advent International GPE IX-G Limited Partnership
Advent International GPE IX-H Limited Partnership
Advent International GPE IX-I Limited Partnership

By: GPE IX GP Limited Partnership, General Partner
By: Advent International GPE IX, LLC, General Partner
By: Advent International, L.P., Manager
By: Advent International GP, LLC, General Partner

By:	/s/ Neil Crawford
Name:	Neil Crawford
Title:	Senior Director, Fund Administration

Advent Partners GPE IX Cayman Limited Partnership
Advent Partners GPE IX-A Cayman Limited Partnership
Advent Partners GPE IX-B Cayman Limited Partnership
Advent Partners GPE IX Limited Partnership
Advent Partners GPE IX-A Limited Partnership

By: AP GPE IX GP Limited Partnership, General Partner
By: Advent International GPE IX, LLC, General Partner
By: Advent International, L.P., Manager
By: Advent International GP, LLC, General Partner

By:	/s/ Neil Crawford
Name:	Neil Crawford
Title:	Senior Director, Fund Administration

[Signature Page to Limited Waiver and Amendment]

IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Advent International GPE IX-A SCSP
Advent International GPE IX-D SCSP
Advent International GPE IX-E SCSP
Advent International GPE IX Strategic Investors SCSP

By: GPE IX GP S.à r.l., General Partner
By: Advent International GPE IX, LLC, Manager

By:	/s/ Justin Nuccio
Name:	Justin Nuccio
Title:	Manager

By: Advent International, L.P., Manager
By: Advent International GP, LLC, General Partner

By:	/s/ Neil Crawford
Name:	Neil Crawford
Title:	Senior Director, Fund Administration

[Signature Page to Limited Waiver and Amendment]

IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

By:	/s/ Christine Dagousset
Name:	Christine Dagousset

[Signature Page to Limited Waiver and Amendment]

IN WITNESS WHEREOF, the parties have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

By:	/s/ Deirdre Findlay
Name:	Deirdre Findlay

[Signature Page to Limited Waiver and Amendment]

Schedule A

Payments to Non-Waiving TRA Parties

[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

Total		$14,822,247.50

Note: [***]